                                                       Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration
Statement Nos. 333-94491 and 033-77554 of MATEC Corporation and subsidiaries on Form S-8, as amended, of our reports dated March
10, 2000, appearing in and incorporated by reference in this Annual Report on Form 10-K of MATEC Corporation for the year ended
December 31, 1999.


Deloitte & Touche LLP

Boston, Massachusetts
March 29, 2000